SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2003



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



Delaware                              0-20022              31-1227808
--------                              -------              ----------
(State or other jurisdiction.         (Commission          (IRS Employer
   of incorporation)                  File number)         Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

(a) (i) Effective October 3, 2003, Pomeroy IT Solutions, Inc. (the "Company") dismissed Grant Thornton LLP as the Company's independent accountants.

     (ii) The reports of Grant Thornton LLP on the Company's consolidated financial statements for the fiscal years ended January 5, 2003 and 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

    (iii) The Audit Committee of the Board of Directors approved the Company's change in independent accountants.

     (iv) In connection with the Company's audits for its two most recent fiscal years and through the date of this report, the Company has had no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their report on the consolidated financial statements of the Company for such years.

     (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events as defined in
          Item  304  (a)  (1)  (v)  of  Regulation  S-K.

     (vi) Grant Thornton LLP has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter, dated October 7, 2003, is filed as Exhibit 16.1 to this Form 8-K.

(b) (i) The Company has engaged Crowe Chizek and Company LLC as its new independent accountants effective October 3, 2003.

          During the Company's two most recent fiscal years and through the date of this report, the Company has not consulted with Crowe Chizek and Company LLC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Chizek and Company LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.
------------------------------------------

(c)  Exhibits

Exhibit 16.1 Letter from Grant Thornton LLP to the Commission, dated Octboer 7, 2003.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POMEROY IT SOLUTIONS, INC.
                                  --------------------------




Date: October 7, 2003             By:  /s/ Michael E. Rohrkemper
                                  ------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer